UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 18, 2007 (January 31, 2007)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20-4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 659-3500
 _______________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Current Report on Form 8-K filed by EV Energy Partners, L.P. on February 6, 2007. The Current Report on Form 8-K is being amended by this Form 8-K/A to include the audited and unaudited financial statements and other information reported by Item 9.01 of Form 8-K. No other amendments to the Form 8-K are being made by this Form 8-K/A (Amendment No. 1).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Audited Statement of Revenues and Direct Operating Expenses for the assets acquired from EnerVest Energy Institutional Fund IX, L.P. and EnerVest Institutional Fund IX-WI, L.P., which are included in Exhibit 99.1 hereof and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Combined Financial Statements as of December 31, 2006 and for the year ended December 31, 2006, which are included in Exhibit 99.2 hereof and is incorporated herein by reference.

(c)	Exhibits.

99.1
Statement of Revenues and Direct Operating Expenses for the assets acquired from EnerVest Energy Institutional Fund IX for the year ended December 31, 2006 and the eleven month period ended December 31, 2005.

99.2	Unaudited Pro Forma Combined Financial Statements as of December 31, 2006 and for the year ended December 31, 2006.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

	By:	EV Energy GP, L.P., its general partner

	By:	EV Management, L.L.C., its general partner

Dated: April 18, 2007	By:	/s/MICHAEL E. MERCER
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1
Statement of Revenues and Direct Operating Expenses for the assets acquired from EnerVest Energy Institutional Fund IX, L.P. and EnerVest Institutional Fund IX-WI, L.P. for the year ended December 31, 2006 and the eleven month period ended December 31, 2005

99.2	Unaudited Pro Forma Combined Financial Statements as of December 31, 2006 and for the year ended December 31, 2006